                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                  May 10, 2005

                                               FIRST M&F CORPORATION
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                No. 0-9424                         No. 64-0636653
--------------------------------------               ----------------                   --------------------
(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         134 West Washington Street
         Kosciusko, Mississippi                                                39090
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(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

On May 10, 2005, Hugh S. Potts, Jr., Chairman & CEO of First M&F Corp. will make a presentation at the Gulf South Bank Conference in New Orleans, Louisiana. A complete copy of the power point presentation will be archived online at www.mfbank.com under the Investor Information section, and the audio portion of the presentation will be available for 90 days.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 10, 2005

                                                     FIRST M&F CORPORATION

                                                     By:    /s/Robert C. Thompson
                                                           -------------------------------------
                                                     Name:    Robert C. Thompson
                                                     Title:   Vice President - Accounting Policy

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